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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 29, 2001

                                 UDATE.COM, INC.

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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE

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                 (State or Other Jurisdiction of Incorporation)

            000-32497                                    33-0835561

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     (Commission File Number)               (I.R.S. Employer Identification No.)


NEW ENTERPRISE HOUSE,
ST. HELENS STREET, DERBY, ENGLAND                             DE1 3GY

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(Address of Principal Executive Offices)                     (Zip Code)

                                 (877) 802-7243

                        --------------------------------

              (Registrant's Telephone Number, Including Area Code)

                                 ---------------

                                 NOT APPLICABLE

                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)





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      On March 29, 2001, uDate.com, Inc., a Delaware corporation (the
"Registrant"), completed its acquisition of Kiss.com, Inc., a Washington corporation ("Kiss.com"), pursuant to an Agreement and Plan of Merger dated as of February 13, 2001 and amended as of February 23, 2001 (the "Merger Agreement") among the Registrant, uDate.com, Inc., a California corporation and the predecessor in interest to the Registrant, KCI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Registrant (the "Acquisition Subsidiary"), Kiss.com and Lee Zehrer. At the effective time of the merger contemplated by the Merger Agreement, Kiss.com merged with and into the Acquisition Subsidiary, whereupon Kiss.com became a wholly owned subsidiary of the Registrant (the "Merger"). The Merger was the subject of a Current Report on Form 8-K filed April 6, 2001. This Amendment No. 1 to Current Report on Form 8-K is filed for the purpose of filing the financial statements of Kiss.com required by Item 7(a) of Form 8-K and the pro forma financial information required by
Item 7(b) of Form 8-K.

                        SPECIAL NOTE REGARDING REFERENCES

      References in the exhibits to this Amendment No. 1 to Current Report on Form 8-K to www.kiss.com, any variations of the foregoing, or any other uniform resource locator, or URL, are inactive textual references only. The information on Kiss.com's website and any other website is not incorporated by reference into this Amendment No. 1 to Current Report on Form 8-K and should not be considered to be a part of this document.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired

      The following statements appear as Exhibit 99.6 to this Amendment No. 1 to Current Report on Form 8-K and are incorporated herein by reference:

      Kiss.com, Inc. audited financial statements as of December 31, 2000 and December 31, 1999 and for the fiscal years ended December 31, 2000 and December 31, 1999 (with independent auditors' report thereon).

      (b)   Pro Forma Financial Information

      The following statements appear as Exhibit 99.7 to this Amendment No. 1 to Current Report on Form 8-K and are incorporated herein by reference:

      Unaudited pro forma condensed combined financial information for the fiscal year ended December 31, 2000 and the quarter ended March 31, 2001.

      (c)   Exhibits

      The Exhibits filed as part of this Amendment No. 1 to Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference. Documents listed on such Exhibit Index, except for documents incorporated by reference, are being filed as exhibits herewith. Documents incorporated by reference are not being filed herewith and, pursuant to Rule 12b-32 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), reference is made to such documents as previously filed as exhibits filed with the Securities and Exchange Commission. The Registrant's file number under the Exchange Act is 000-32497.






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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    UDATE.COM, INC.


Date:   June 12, 2001        By:      /s/ MELVYN MORRIS
                                    ----------------------------
                                       Melvyn Morris
                                       Chief Executive Officer





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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------
2.1                   Agreement and Plan of Merger dated as of February 13, 2001 among uDate.com, Inc., a California corporation and the
                      predecessor in interest to uDate.com, Inc., a Delaware
                      corporation (the "Registrant"), KCI Acquisition Corp., a
                      Delaware corporation and a wholly owned subsidiary of the
                      Registrant (the "Acquisition Subsidiary"), Kiss.com, Inc.,
                      a Delaware corporation, and Lee Zehrer (filed as Exhibit
                      2.03 to the Registrant's Transition Report on Form 10-KSB
                      dated April 2, 2001 and incorporated herein by reference).

2.2 Amendment Agreement and Consent dated February 23, 2001 among the Registrant, uDate.com, Inc., a California corporation and the predecessor in interest to the Registrant, KCI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Registrant, Kiss.com, Inc., a Delaware corporation, and Lee Zehrer (filed as
                      Exhibit 2.04 to the Registrant's Transition Report on Form
                      10-KSB dated April 2, 2001 and incorporated herein by reference).

4.1 Specimen stock certificate representing common stock, $0.001 par value per share, of the Registrant (filed as Exhibit 4.01 to the Registrant's Transition Report on Form
                      10-KSB dated April 2, 2001 and incorporated herein by reference).

4.2 Registration Rights Agreement dated March 28, 2001 between the Registrant and the purchasers of common stock of the Registrant named on the signature pages thereto (filed as Exhibit 10.10 to the Registrant's Transition Report on
                      Form 10-KSB dated April 2, 2001 and incorporated herein by reference).

99.1 Press Release dated April 3, 2001 (filed as Exhibit 99.1 to the Registrant's Current Report on Form 8-K dated April
                      6, 2001 and incorporated herein by reference).

99.2 Executive Employment Agreement dated as of March 29, 2001 between the Registrant and Duane A. Dahl (filed as
                      Exhibit 99.2 to the Registrant's Current Report on Form
                      8-K dated April 6, 2001 and incorporated herein by reference).

99.3 Executive Employment Agreement dated as of March 29, 2001 between the Registrant and Greg Heuss (filed as Exhibit
                      99.3 to the Registrant's Current Report on Form 8-K dated April 6, 2001 and incorporated herein by reference).

99.4 Consulting Agreement dated as of March 29, 2001 between the Registrant and Lee Zehrer (filed as Exhibit 99.4 to the Registrant's Current Report on Form 8-K dated April 6,
                      2001 and incorporated herein by reference).

99.5                  Promissory Note dated as of March 29, 2001 by the
                      Registrant and Acquisition Subsidiary in favor of Lee
                      Zehrer (filed as Exhibit 99.5 to the Registrant's
                      Current Report on Form 8-K dated April 6, 2001 and incorporated herein by reference).




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
99.6 Kiss.com, Inc. audited financial statements as of December 31, 2000 and December 31, 1999 and for the fiscal years ended December 31, 2000 and December 31,
                      1999 (with independent auditor's report thereon).

99.7 Unaudited pro forma condensed combined financial information for the fiscal year ended December 31, 2000 and the quarter ended March 31, 2001.





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